As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.
Davidson Multi-Cap Equity Fund
Semi-Annual Report
December 31, 2011

Dear Shareholder:

Uncertainty and fear came to the forefront again during the second half of 2011.  Confidence in a recovering U.S economy waned considerably during the period as the stock market wrestled with several issues.  Among those issues were a debate about the U.S. debt ceiling, a downgrade of the U.S. credit rating, Operation Twist from the Federal Reserve and increasing fears about the European sovereign debt crisis.  Given all this turmoil, the Russell 3000R Index, the benchmark for your Fund, finished the six month period the Fund’s positioning, both the Class A and Class C shares lagged the Russell 3000R Index.  The Class A shares of the Fund generated a total return of -10.78% on a fully-loaded basis and -6.09% on a no-load* basis during the six month period ending December 31, 2011.  The Class C shares generated a total return of -7.33% on a fully-loaded basis and a total return of -6.45% on a no-load* basis over the same time period.

The Fund’s over-weight in small and medium sized companies relative to the overall market was a contributing factor to the Fund’s lagging performance.  Small-cap companies, as represented by the Russell 2000R Index, under-performed the broader market during the six month period ending December 31, 2011 generating a return of -9.77%. In addition, the Fund’s investments in NII Holdings, Inc., Redwood Trust, Inc., Morgan Stanley and Baker Hughes, Inc. were the primary detractors of performance.  NII Holdings, Inc., a Latin American wireless communications company,reporteddisappointingthirdquarter financial impacts from foreign exchange, higher operating expenses and concerns about competition in Brazil were the primary reasons for the disappointment. However, we remain comfortable with our investment in NII Holdings, Inc. and added to our position.  Redwood Trust, Inc., a mortgage REIT, was down due to concerns about a lack of recovery in Redwood’s primary market, private mortgage-backed securities.  We believe, however, those concerns are short-sighted due to the federal government’s intention to increase the private market’s participation within the mortgage market, which should then in turn benefit Redwood Trust, Inc.  Despite all of the actions Morgan Stanley’s management has taken over the past two and half years, the market remains concerned about the company’s liquidity and capital adequacy, especially in light of the EU situation.  Although we share the market’s concern about the EU crisis, we believe the company has taken the necessary actions needed to weather the storm.  For Baker Hughes, Inc., macroeconomic concerns coupled with disappointing third quarter results negatively impacted the company’s stock performance during the period.  We, however, continue to believe this investment as well as the others will contribute to the Fund’s long-term performance. The positive offsets to this lagging performance were the Fund’s investments in technology, healthcare and utilities. Good financial performance from Cisco and Google helped drive the performance within technology.  The acquisition of Pharmaceutical Product Development by private equity investors contributed to the Fund’s positive performance within healthcare; whereas, good stock selection within the utility sector helped drive performance within that group.

During the period, we made several changes to the Fund.  We added Paccar, Inc., a leading U.S. truck manufacturer, which we believe will benefit from stronger truck sales in the U.S.  As a consequence, we sold the Fund’s investment in Herman Miller, Inc. to fund the transaction.  We exited our positions in Estee Lauder Companies, Inc. and Marathon Petroleum Corporation because we believed the investment opportunities in both companies were fully realized.  Due to deteriorating industry fundamentals and pricing concerns, we eliminated the Fund’s position in StanCorp Financial Group, Inc.  In June, Walgreen Co. announced a contract dispute with Express Scripts.  Initially, we believed this issue would be resolved fairly quickly; however, signs indicated that negotiations were deteriorating.  Additionally, the Fund’s investment in Medco Health Solutions, Inc. complicated this issue further, since Express Scripts announced its intention to acquire Medco.  The prospect of losing both the Express Scripts and Medco business would be detrimental to Walgreen and significantly increased the risk of our investment.  As a consequence, we sold our position in Walgreen Co. but retained our position in Medco.  Due to these actions, the number of equity investments within the Fund declined from 54 to 50 over the six month period ending December 31, 2011.

The U.S. equities market roughly ended 2011 where it began (as measured by the Russell 3000R Index); however, the year could hardly be characterized as uneventful.  We witnessed several extraordinary events, both natural and man-made, including the 2011 Tohoku earthquake and tsunami in Japan, which led to near meltdowns at the Fukushima Nuclear Power Plant and disrupted automotive and semiconductor supply chains.  A series of protests across the Middle East and North Africa became the “Arab Spring” that toppled dictators and rattled oil markets, and we continue to deal with the Eurozone sovereign debt crisis that has preoccupied news flow and market dynamics. Let’s not forget our own U.S. fiscal issues that led to the debt ceiling standoff and ultimately the downgrade of the U.S. credit rating from its AAA status.  If nothing else, the U.S. economy has proven resilient, generating nearly 2% GDP growth in 2011 despite unemployment near 9% for most of the year and a housing market that has yet to contribute. While we have been steadfast in our belief that the U.S. economy would not slip back in to recession as many had feared throughout the year, we have been disappointed in the lack of progress with respect to employment, housing  problem has been political stagnation, which can be difficultto predict here in andfinancial the U.S. or abroad.  The fact that financial markets have become global and interconnected brings both another level of complexity as well as greater opportunity.

As we enter 2012, we feel confident about the prospects are in a slow-growth environment due to high unemployment and deleveraging.  Consequently, we believe “growth” is scarce and believe small and mid-sized companies have the greatest potential to grow despite the broader economic environment due to their size.  Therefore, we will maintain the Fund’s over-weight position in small and mid-cap stocks relative to its benchmark, the Russell 3000R Index.  In addition, we are comforted by the fact that valuations on many companies are low; and therefore, we are taking advantage of those opportunities to either upgrade in quality or to add to positions where the risk/reward is favorable.  We thank you for your trust in Davidson Investment Advisors and our Multi-Cap Equity Fund.

Sincerely,

Andrew I. Davidson President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its shares of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 2000R Index, an unmanaged index, is comprised of the 2,000 smallest companies in the Russell 3000R Index.

The Russell 3000R Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

*The no load basis refers to the performance with front-end and back-end sales loads waived.

The Davidson Fund is distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
Expense Example at December 31, 2011 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both Class A and Class C at the beginning of the period and held for the entire period (7/1/11 - 12/31/11).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% and 1.90% per the operating expenses limitation agreement for Class A and Class C, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$ 939.10	$5.61

Hypothetical (5% return	$1,000.00	$1,019.36	$5.84
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%  multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Expense Example at December 31, 2011 (Unaudited), continued

Class C

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$ 935.50	$9.24

Hypothetical (5% return	$1,000.00	$1,015.58	$9.63
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Sector Allocation of Portfolio Assets - December 31, 2011 (Unaudited)

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	COMMON STOCKS - 97.59%
	Activities Related to Credit Intermediation- 1.89%
38,415	Starwood Property Trust, Inc.	$711,062
	Aerospace Product and Parts Manufacturing- 1.83%
9,430	United Technologies Corp.	689,239
	Agencies, Brokerages, and Other Insurance Related Activities- 2.00%
30,625	Principal Financial Group, Inc.	753,375
	Basic Chemical Manufacturing - 1.72%
6,080	Praxair, Inc.	649,952
	Beverage Manufacturing - 1.99%
11,320	PepsiCo, Inc.	751,082
	Communications Equipment Manufacturing- 4.57%
46,780	Cisco Systems, Inc.	845,782
16,020	QUALCOMM, Inc.	876,294
		1,722,076
	Computer and Peripheral Equipment Manufacturing - 4.70%
2,545	Apple, Inc. (a)	1,030,725
4,040	International Business Machines Corp.	742,875
		1,773,600
	Computer Systems Design and Related Services- 1.73%
10,670	Cerner Corp. (a)	653,537
	Couriers and Express Delivery Services - 1.96%
8,850	FedEx Corp.	739,063
	Data Processing, Hosting, and Related Services- 2.04%
13,085	Fiserv, Inc. (a)	768,613
	Depository Credit Intermediation - 6.66%
23,610	JPMorgan Chase & Co.	785,032
21,505	State Street Corp.	866,867
31,215	Wells Fargo & Co.	860,285
		2,512,184

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	COMMON STOCKS - 97.59%, continued
	Electric Lighting Equipment Manufacturing - 1.84%
12,795	Cooper Industries PLC (b)	$692,849
	Electric Power Generation, Transmission and Distribution - 1.68%
18,845	Black Hills Corp.	632,815
	Engine, Turbine, and Power Transmission Equipment Manufacturing - 1.79%
37,705	General Electric Co.	675,297
	Full-Service Restaurants - 2.10%
11,715	Buffalo Wild Wings, Inc. (a)	790,880
	Grain and Oilseed Milling - 2.01%
26,570	Archer-Daniels-Midland Co.	759,902
	Health and Personal Care Stores - 1.87%
12,630	Medco Health Solutions, Inc. (a)	706,017
	Jewelry, Luggage, and Leather Goods Stores - 1.91%
17,630	Blue Nile, Inc. (a)	720,714
	Management of Companies and Enterprises - 1.68%
41,835	Morgan Stanley	632,964
	Medical and Diagnostic Laboratories - 1.76%
7,715	Laboratory Corporation of America Holdings (a)	663,259
	Medical Equipment and Supplies Manufacturing - 3.71%
7,875	3M Co.	643,624
10,115	Becton, Dickinson & Co.	755,793
		1,399,417
	Motor Vehicle Manufacturing - 3.34%
47,210	Ford Motor Co. (a)	507,980
20,105	PACCAR, Inc.	753,334
		1,261,314
	Natural Gas Distribution - 1.91%
13,095	Sempra Energy	720,225
	Newspaper, Periodical, Book, and Directory Publishers - 2.13%
17,890	McGraw-Hill Companies, Inc.	804,513

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	COMMON STOCKS - 97.59%, continued
	Oil and Gas Extraction - 5.63%
13,590	Baker Hughes, Inc.	$661,018
13,045	Devon Energy Corp.	808,790
22,350	Marathon Oil Corp.	654,184
		2,123,992
	Other Electrical Equipment and Component Manufacturing - 2.01%
9,770	Energizer Holdings, Inc. (a)	756,980
	Other Information Services - 2.58%
1,505	Google, Inc. - Class A (a)	972,079
	Other Investment Pools and Funds - 1.93%
71,395	Redwood Trust, Inc.	726,801
	Other Telecommunications - 1.74%
30,835	NII Holdings, Inc. (a)	656,786
	Petroleum and Coal Products Manufacturing - 4.54%
7,815	Chevron Corp.	831,516
10,385	Exxon Mobil Corp.	880,233
		1,711,749
	Pharmaceutical and Medicine Manufacturing - 4.08%
10,445	Amgen, Inc.	670,674
21,225	Gilead Sciences, Inc. (a)	868,739
		1,539,413
	Residential Building Construction - 1.80%
53,930	D.R. Horton, Inc.	680,057
	Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing - 1.93%
15,875	E.I. du pont de Nemours & Co.	726,757
	Semiconductor and Other Electronic Component Manufacturing - 1.67%
94,000	Applied Micro Circuits Corp. (a)	631,680
	Soap, Cleaning Compound, and Toilet Preparation Manufacturing - 2.07%
17,065	Church & Dwight Co., Inc.	780,894

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares	COMMON STOCKS - 97.59%, continued
	Software Publishers - 3.67%
14,135	Intuit	$743,360
13,780	MICRO Systems, Inc. (a)	641,872
		1,385,232
	Support Activities for Mining - 1.61%
12,943	Ensco PLC - ADR	607,286
	Wired Telecommunications Carriers - 3.51%
10,275	Time Warner Cable, Inc.	653,182
16,680	Verizon Communications, Inc.	669,201
		1,322,383

	TOTAL COMMON STOCKS (Cost $33,710,599)	36,806,038

Shares	SHORT-TERM INVESTMENTS - 2.50%	Value
940,552	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	940,552
	TOTAL SHORT-TERM INVESTMENTS (Cost $940,552)	940,552

	Total Investments in Securities (Cost $34,651,151) - 100.09%	37,746,590
	Liabilities in Excess of Other Assets - (0.09)%	(32,472)
	NET ASSETS - 100.00%	$37,714,118

(a) Non-income producing security.
(b) U.S. traded security of a foreign issuer.
(c) Rate shown is the 7-day yield as of December 31, 2011.
ADR - American Despositary Receipt

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at December 31, 2011 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $34,651,151)	$37,746,590
Receivables
Fund shares sold	394,986
Dividends and interest	57,490
Prepaid expenses	10,029
Total assets	38,209,095

LIABILITIES
Payables
Investment securities purchased	396,329
12b-1 fees	40,201
Audit fees	9,452
Transfer agent fees and expenses	9,449
Administration fees	9,247
Shareholder reporting	7,284
Advisory fees	6,830
Fund accounting fees	6,405
Custody fees	4,948
Legal fees	3,291
Chief Compliance Officer fee	1,525
Trustee fees	16
Total Liabilities	494,977

NET ASSETS	$37,714,118

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$28,107,171
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized)	1,927,484
Net asset value and redemption price per share	$14.58

Maximum offering price per share (Net asset value per share divided by 95.00%)	$15.35

Class C
Net assets applicable to shares outstanding	$9,606,947
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized)	667,440
Net asset value and offering price per share (Note 1)	$14.39

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES - (Unaudited), Continued

COMPONENTS OF NET ASSETS
Paid-in capital	$34,504,545
Undistributed net investment income	1,928
Accumulated net realized gain on investments	112,206
Net unrealized appreciation on investments	3,095,439
Net assets	$37,714,118

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF OPERATIONS For the six months ended December 31, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$358,762
Interest	33
Total investment income	358,795

Expenses
Advisory fees (Note 4)	117,485
Distribution fees - Class C (Note 5)	47,307
Distribution fees - Class A (Note 5)	33,360
Transfer agent fees and expenses (Note 4)	30,277
Adminstration fees (Note 4)	24,657
Fund accounting fees (Note 4)	19,723
Audit fees	9,452
Registration fees	9,097
Legal fees	7,167
Custody fees (Note 4)	6,734
Reports to shareholders	5,026
Chief Compliance Officer fee (Note 4)	4,524
Trustee fees	3,168
Insurance expense	2,172
Other expenses	2,676
Total expenses	322,825
Less: advisory fee waiver (Note 4)	(79,487)
Net expenses	243,338
Net investment income	115,457

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	673,852
Net change in unrealized depreciation on investments	(3,130,876)
Net realized and unrealized loss on investments	(2,457,024)
Net Decrease in Net Assets Resulting from Operations	$(2,341,567)

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended
	December 31, 2011	Year Ended
	(Unaudited)	June 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$115,457	$63,900
Net realized gain on investments	673,852	1,517,406
Net change in unrealized appreciation/(depreciation) on investments	(3,130,876)	6,506,839
Net increase/(decrease) in net assets resulting from operations	(2,341,567)	8,088,145

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(143,826)	(27,691)
Class C	(6,144)	-
From net realized gain on investments
Class A	(1,486,237)	(4,142)
Class C	(530,021)	(1,456)
Total distributions to shareholders	(2,166,228)	(33,289)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	3,376,468	7,679,068

Total increase/(decrease) in net assets	(1,131,327)	15,733,924

NET ASSETS
Beginning of period	38,845,445	23,111,521
End of period	$37,714,118	$38,845,445

Undistributed net investment income at end of period	$1,928	$36,441

(a) A summary of share transactions is as follows:

	Class A

	Six Months Ended
	December 31, 2011		Year Ended
	(Unaudited)		June 30, 2011
Shares sold	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued on reinvestments of distributions	199,342	$2,926,765	383,649	$5,955,639
Shares redeemed	113,794	1,594,258	2,005	31,362
Net increase	(111,825)	(1,655,272)	(91,951)	(1,410,380)
	201,311	$2,865,751	293,703	$4,576,621

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class C

	Six Months Ended
	December 31, 2011		Year Ended
	(Unaudited)		June 30, 2011
Shares sold	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued on reinvestments of distributions	37,387	$561,937	238,361	$3,510,263
Shares redeemed	37,560	519,458	92	1,427
Net increase	(36,846)	(570,678)	(26,748)	(409,243)
	38,101	$510,717	211,705	$3,102,447

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class A
For a share outstanding throughout each period
	Six Months Ended				August 11, 2008*
	December 31, 2011		Year Ended		Year Ended through
	(Unaudited)		June 30, 2011		June 30, 2010		June 30, 2009

Net asset value, beginning of period	$16.55		$12.51		$11.09		$15.00

Income from investment operations:
Net investment income	0.06	^	0.06		0.03	^	0.10	^
Net realized and unrealized gain/(loss) on investments	(1.11)		4.00		1.43		(3.96)
Total from investment operations	(1.05)		4.06		1.46		(3.86)

Less distributions:
From net investment income	(0.08)		(0.02)		(0.04)		(0.05)
From net realized gain on investments	(0.84)		(0.00	) #	-		-
Total distributions	(0.92)		(0.02)		(0.04)		(0.05)

Redemption fees retained	-		-		-		0.00	^ #

Net asset value, end of period	$14.58		$16.55		$12.51		$11.09

Total return	-6.09	% ‡	32.47%		13.13%		-25.72	% ‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$28,107		$28,568		$17,922		$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	1.59	% †	1.67%		2.17%		3.51	% †
After expense reimbursement	1.15	% †	1.15%		1.15%		1.15	% †
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.40	% †	(0.13	) %	(0.82	) %	(1.33)	% †
After expense reimbursement	0.84	% †	0.39%		0.20%		1.03	% †
Portfolio turnover rate	9.14	% ‡	19.34%		16.78%		22.58	% ‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class C
For a share outstanding throughout each period
	Six Months Ended				July 1, 2009*
	December 31, 2011		Year Ended		through
	(Unaudited)		June 30, 2011		June 30, 2010

Net asset value, beginning of period	$16.33		$12.42		$11.17

Income from investment operations:
Net investment loss	(0.01	) ^	(0.05)		(0.07	) ^
Net realized and unrealized gain/(loss) on investments	(1.10)		3.96		1.35
Total from investment operations	(1.09)		3.91		1.28

Less distributions:
From net investment income	(0.01)		-		(0.03)
From net realized gain on investments	(0.84)		(0.00	) #	-
Total distributions	(0.85)		(0.00	) #	(0.03)

Net asset value, end of period	$14.39		$16.33		$12.42

Total return	-6.45	%‡	31.50%		11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$9,607		$10,277		$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.34	% †	2.42%		2.86	%†
After expense reimbursement	1.90	% †	1.90%		1.90	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.36	) % †	(0.88	) %	(1.50	) %†
After expense reimbursement	0.08	% †	(0.36	) %	(0.54	) %†
Portfolio turnover rate	9.14	% ‡	19.34%		16.78	%‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2011 (Unaudited)

NOTE 1 - ORGANIZATION

        The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek long-term capital appreciation.  The Fund currently offers Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class C redemptions a 1% Contingent Deferred Sales Charge on Fund shares held for one year or less, unless the dealer of record waived its commission. The Fund’s Class A shares and Class C shares commenced operations on August 11, 2008 and July 1, 2009, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2010, or expected to be taken in the Fund’s 2011 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2011 (Unaudited), continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the six months ended December 31, 2011, the Fund retained no redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2011 (Unaudited), continued

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in eitherlevel 2 or level 3 of the vair value hierarchy.

Short-Term Securities - Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food
Services	$790,880	$-	$-	$790,880
Construction	680,057	-	-	680,057
Finance and Insurance	4,703,422	-	-	4,703,422
Health Care and Social
Assistance	663,258	-	-	663,258
Information	5,909,607	-	-	5,909,607
Management of Companies and
Enterprises	632,964	-	-	632,964
Manufacturing	16,512,544	-	-	16,512,544
Mining	2,070,260	-	-	2,070,260
Professional, Scientific
and Technical Services	1,324,211	-	-	1,324,211
Retail Trade	1,426,731	-	-	1,426,731
Transportation and
Warehousing	739,064	-	-	739,064
Utilities	1,353,040	-	-	1,353,040
Total Common Stocks	36,806,038	-	-	36,806,038

Short-Term Investments	940,552	-	-	940,552

Total Investments in Securities	$37,746,590	$-	$-	$37,746,590

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2011 (Unaudited), continued

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2011, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the six months ended December 31, 2011.

New Accounting Pronouncement - On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended December 31, 2011, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the six months ended December 31, 2011, the Fund incurred $117,485 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A and Class C aggregate annual operating expenses to 1.15% and 1.90%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended December 31, 2011, the Advisor reduced its fees and absorbed Fund expenses in the amount of $79,487; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2011 (Unaudited), continued

Year	Amount
2012	$118,212
2013	182,199
2014	168,267
2015	79,487
$548,165

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2011, the Fund incurred $24,657 in administration fees.

        U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the six months ended December 31, 2011, the Fund incurred $19,723 in fund accounting fees and $26,441 in transfer agent fees (excluding out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended December 31, 2011, the Fund incurred $6,734 in custody fees.

        Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $73,326 total in front-end sales charges resulting from sales of the Class A shares.  For the six months ended December 31, 2011, the Distributor paid front-end sales charges of $72,326 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees on Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the six months ended December 31, 2011, the Distributor paid DAD $5,556 in up-front sales commissions on Class C shares.

Certain officers of the Fund are employees of the Administrator.

For the six months ended December 31, 2011, the Fund was allocated $4,524 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

        The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended December 31, 2011, the Class A and Class C paid the Distributor $33,360 and $47,307, respectively.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2011 (Unaudited), continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,045,073 and $3,290,258, respectively.

NOTE 7 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and REIT adjustments.

The tax character of distributions paid during the six months ended December 31, 2011 and the fiscal year ended June 30, 2011 was as follows:

	December 31, 2011	June 30, 2011

Ordinary income	$1,048,477	$27,691
Long-term capital gains	$1,117,751	$5,598

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2011, the funds most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$32,683,025

Gross tax unrealized appreciation	7,295,593
Gross tax unrealized depreciation	(1,082,737)
Net tax unrealized appreciation	6,212,856

Undistributed ordinary income	852,979
Undistributed long-term capital gain	651,533
Total distributable earnings	1,504,512

Other accumulated gains/(losses)	-
Total accumulated earnings	$7,717,368

(a) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at December 31, 2011 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2011 is available without charge, upon request, by calling 1-877-332-0529.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Davidson Multi-Cap Equity Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-8, 2011, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Davidson Multi-Cap Equity Fund with the Advisor for an annual term.  At this meeting, and at a prior meeting held on October 26-27, 2011, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of August 31, 2011 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the year-to-date, one year and three year periods, and below the median and Lipper Index for the three-month period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the one-year and three-year periods, and below its Morningstar peer group median and average for the three-month and year-to-date periods.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Fund.

Davidson Multi-Cap Equity Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for Class A shares and 1.90% for Class C shares (respectively, the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for Class A shares was below its peer group median and average, and the total expense ratio for Class C shares and the contractual advisory fee were above its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were the same as the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor contractually agreed to reduce its advisory fee or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including “soft dollar” benefits that may be received in exchange for Fund brokerage and Rule 12b-1 fees received from the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had sufficient resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Davidson Multi-Cap Equity Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Davidson Multi-Cap Equity Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT  59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI  53202
877-332-0529

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

Davidson Multi-Cap Core Fund Semi-Annual Report For the period ended December 31, 2011

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*/s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/5/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Douglas G. Hess
Douglas G. Hess, President

Date  3/5/2012

By (Signature and Title)*/s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  3/5/2012

* Print the name and title of each signing officer under his or her signature